UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2007

                         FLATBUSH FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Federal                    0-50377                    11-3700733
-----------------------------  --------------------     -----------------------
(State or Other Jurisdiction)  (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                  Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                        11210
----------------------------------------                 -------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR  240.13e-4(c))
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Item 5.02(b)  Departure  of  Directors  or  Principal   Officers;   Election  of
     Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     -----------------

     On July 26, 2007, Flatbush Federal Bancorp, Inc. (the "Company"), the holding company of Flatbush Federal Savings and Loan Association (the
"Association"), announced that the Board of Directors has accepted the resignation of Stan I. Cohen as a member of the Board of Directors of the Company, the Association and Flatbush Federal Bancorp, MHC (the "MHC"). Mr. Cohen had served as director of the Company's Audit Committee.

     As stated in Mr. Cohen's resignation letter, he is resigning for personal reasons which are unrelated to the Company, the Association and the MHC. Mr. Cohen's resignation will be effective on August 15, 2007.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

     (a) Financial  Statements of Businesses Acquired.  Not applicable.
     (b) Pro Forma Financial Information. Not applicable.
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits. Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FLATBUSH FEDERAL BANCORP, INC.



DATE: July 30, 2007                    By: /s/Jesus R. Adia
                                          -----------------------------------
                                          Jesus R. Adia
                                          President and Chief Executive Officer